J.P. MORGAN FUNDS

JPMorgan Global Allocation Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated November 29, 2017

to the Prospectuses

dated February 28, 2017, March 1, 2017 and November 1, 2017, as supplemented

Effective immediately, the following disclosure will be added as the second to last paragraph under “Global Allocation Fund” in the “More About the Funds — Additional Information About the Funds’ Investment Strategies” section.

Although not part of its principal investment strategy, the Fund may invest in Sukuk. Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream to be generated by certain assets of the issuer.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-GAL-1117